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                                                                    Exhibit 10.3

                                SECOND AMENDMENT
                                       TO
                                 LOAN AGREEMENT

      THIS SECOND AMENDMENT (this "Second Amendment") is made and entered into as of April 18, 2003 by and between RMH TELESERVICES, INC., a Pennsylvania corporation (the "Borrower"), and FOOTHILL CAPITAL CORPORATION, a California corporation (the "Lender").

                                   WITNESSETH:

      WHEREAS, the Borrower and the Lender are parties to that certain Loan and Security Agreement dated as of September 4, 2002 (as amended as of November 4, 2002, and as the same may be further amended, modified and supplemented from time to time, the "Loan Agreement"); and

      WHEREAS, the Borrower and the Lender wish to further amend the Loan Agreement as herein provided;

      NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

Section 1. Definitions. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

Section 2. Amendments to Loan Agreement. The Loan Agreement is hereby amended, effective as of the date this Second Amendment becomes effective in accordance with Section 4 hereof, as follows:

      2.01  Amendments to Section 1.1.

            (a)   The definition of "Eligible Billed Accounts" is hereby amended by:

                  (i) deleting subsection (i) in its entirety and inserting the following new subsection (i) in replacement thereof:

                        "(i)  Accounts with respect to an Account Debtor whose
                  total obligations owing to Borrower exceed 10% (such percentage as applied to a particular Account Debtor being subject to reduction by Lender in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, that subject to Lender's ability to adjust such percentage limitations in its Permitted Discretion, (a) as to the

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                  following Account Debtors, the percentage limitation of 15%
                  (in lieu of 10%) shall apply for purposes hereof: MCI, Citicorp, Inc., Nextel Communications and Aegon USA, Inc., and
                  (b) as to the following Account Debtors, the percentage limitation of 20% (in lieu of 10%) shall apply for purposes hereof: Microsoft Corporation, AT&T Corp. and United Parcel Service of America, Inc.";

                  (ii) deleting clause (j) in its entirety and inserting the following new clause (j) in replacement thereof:

                        "(j)  except for Eligible MCI Billed Accounts, Accounts
                  with respect to which an Account Debtor (including but not limited to MCI and its Affiliates) is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,"; and

                  (iii) deleting clause (p) in its entirety and inserting the following new clause (p) in replacement thereof:

                        "(p)  Accounts that represent goods sold or services
                  rendered to MCI or its Affiliates prior to the commencement of the MCI Bankruptcy (it being understood and agreed that Eligible Billed Accounts shall include Accounts that represent goods sold or services rendered to MCI or its Affiliates after the commencement of the MCI Bankruptcy to the extent that such Accounts otherwise meet the criteria of Eligible Billed Accounts (such Accounts, "Eligible MCI Billed Accounts"))."

            (b)   The following additional definitions shall be inserted in
Section 1.1 of the Loan Agreement in alphabetical order:

                  "Eligible MCI Billed Accounts" shall have the meaning set forth in clause (p) of the definition of Eligible Billed Accounts.

                  "Eligible MCI Unbilled Accounts" shall have the meaning set forth in clause (p) of the definition of Eligible Unbilled Accounts.

            (c) The definition of "Eligible Unbilled Accounts" is hereby amended by:

                  (i) deleting subsection (i) in its entirety and inserting the following new subsection (i) in replacement thereof:

                        "(i)  Accounts with respect to an Account Debtor whose
                  total obligations owing to Borrower exceed 10% (such percentage as applied to a particular Account Debtor being subject to reduction by Lender in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, that subject to Lender's ability to adjust such percentage limitations in its Permitted Discretion, (a) as to the following Account Debtors, the percentage limitation of 15% (in lieu of 10%)

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                  shall apply for purposes hereof: MCI, Citicorp, Inc., Nextel
                  Communications and Aegon USA, Inc., and (b) as to the following Account Debtors, the percentage limitation of 20% (in lieu of 10%) shall apply for purposes hereof: Microsoft Corporation, AT&T Corp. and United Parcel Service of America, Inc.";

                  (ii) deleting clause (j) in its entirety and inserting the following new clause (j) in replacement thereof:

                        "(j)  except for Eligible MCI Unbilled Accounts,
                  Accounts with respect to which an Account Debtor (including but not limited to MCI and its Affiliates) is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,"; and

                  (iii) deleting clause (p) in its entirety and inserting the following new clause (p) in replacement thereof:

                        "(p)  Accounts that represent goods sold or services
                  rendered to MCI or its Affiliates prior to the commencement of the MCI Bankruptcy (it being understood and agreed that Eligible Unbilled Accounts shall include Accounts that represent goods sold or services rendered to MCI or its Affiliates after the commencement of the MCI Bankruptcy to the extent that such Accounts otherwise meet the criteria of Eligible Unbilled Accounts (such Accounts, "Eligible MCI Unbilled Accounts"))."

      2.02 Amendments to Section 2.1(a). Clause (x) of Section 2.1(a) is hereby amended by deleting clause (x) in its entirety and inserting the following new clause (x) in replacement thereof:

                        "(x)  the lesser of

                              (i)   the sum of

                                    (A) the sum of (I) 85% of the amount of
                              Eligible Billed Accounts (excluding Eligible MCI Billed Accounts), less the amount, if any, of the Dilution Reserve allocable to Eligible Billed Accounts (excluding Eligible MCI Billed Accounts), plus (II) 60% of the amount of Eligible MCI Billed Accounts, less the amount, if any, of the Dilution Reserve allocable to Eligible MCI Billed Accounts, plus

                                    (B) the lesser of

                                        (I) the sum of (X) 75% of the amount of
                                    Eligible Unbilled Accounts (excluding
                                    Eligible MCI Unbilled Accounts) less the amount, if any, of the Dilution Reserve allocable to Eligible Unbilled Accounts

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                                    (excluding Eligible MCI Unbilled Accounts),
                                    plus (Y) 50% of the amount of Eligible MCI
                                    Unbilled Accounts, less the amount, if any, of the Dilution Reserve allocable to Eligible MCI Unbilled Accounts, and

                                        (II) 50% of the aggregate amount of
                                    credit availability created by the foregoing clauses (x)(i)(A) and (x)(i)(B)(I), and

                              (ii) an amount equal to Borrower's Collections
                        with respect to Accounts for the immediately preceding 60 day period, minus".

Section 3. Representations and Warranties. In order to induce the Lender to enter into this Second Amendment, the Borrower hereby represents and warrants that:

      3.01 No Default. At and as of the date of this Second Amendment and at and as of the Effective Date and both prior to and after giving effect to this Second Amendment, no Default or Event of Default exists and is continuing.

      3.02 Representations and Warranties True and Correct. At and as of the date of this Second Amendment and at and as of the Effective Date and both prior to and after giving effect to this Second Amendment, each of the representations and warranties contained in the Loan Agreement and the other Loan Documents is true and correct in all material respects.

      3.03 Corporate Power, Etc. The Borrower (a) has all requisite corporate power and authority to execute and deliver this Second Amendment and to consummate the transactions contemplated hereby and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Second Amendment and the consummation of the transactions contemplated hereby.

      3.04 No Conflict. Neither the execution and delivery of this Second Amendment nor consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation or by-laws of the Borrower, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower is a party or to which any of its properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

      3.05 Binding Effect. This Second Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower,

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enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 4. Conditions. This Second Amendment shall be effective as of April 18, 2003 (the "Effective Date") upon the fulfillment by the Borrower, in a manner satisfactory to the Lender, of all of the following conditions precedent set forth in this Section 4:

      4.01 Execution of the Second Amendment. Each of the parties hereto shall have executed an original counterpart of this Second Amendment and shall have delivered (including by way of facsimile transmission) the same to the Lender.

      4.02 Delivery of Other Documents. The Lender shall have received all other such instruments, documents and agreements as the Lender may reasonably request, duly executed and dated the date hereof, in form and substance reasonably satisfactory to the Lender.

      4.03 Representations and Warranties. As of the Effective Date, the representations and warranties set forth in Section 3 hereof shall be true and correct.

      4.04 Fee. The Borrower shall have paid to the Lender a fee in the amount of $10,000.

      4.05 Compliance with Terms. The Borrower shall have complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by the Borrower in connection herewith.

Section 5. General Confirmations and Amendments.

      5.01 Continuing Effect. Except as specifically provided herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

      5.02 No Modification or Waiver. This Second Amendment is limited as specified and the execution, delivery and effectiveness of this Second Amendment shall not operate as a modification, acceptance or waiver of any provision of the Loan Agreement or any other Loan Document, except as specifically set forth herein.

      5.03  References.

            (a) From and after the Effective Date, (i) the Loan Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Second Amendment and (ii) all of the terms and provisions of this Second Amendment are hereby incorporated by reference into the Loan Agreement as if such terms and provisions were set forth in full therein, as applicable.

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            (b)   From and after the Effective Date, (i) all references in the
Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby and (ii) all references in the Loan Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby.

Section 6.  Miscellaneous.

      6.01 Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      6.02 Severability. The provisions of this Second Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Second Amendment in any jurisdiction.

      6.03 Counterparts. This Second Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Lender.

      6.04 Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

      6.05 Binding Effect; Assignment. This Second Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower under this Second Amendment shall not be assigned or delegated without the prior written consent of the Lender.

      6.06 Expenses. The Borrower agrees to pay the Lender upon demand for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Lender (who may be employees of the Lender), incurred by the Lender in connection with the preparation, negotiation and execution of this Second Amendment and any document required to be furnished herewith.

                            [Signature page follows]

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      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    BORROWER:

                                    RMH TELESERVICES, INC.


                                    By: /s/ James E. Perry
                                        -----------------------------
                                        Name:  James E. Perry
                                        Title: Senior Vice President


                                    LENDER:

                                    FOOTHILL CAPITAL CORPORATION


                                    By: /s/ Andrew T. Furlong III
                                        -----------------------------
                                        Name: Andrew T. Furlong III
                                        Title: Vice President

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